EXHIBIT 10(B)

    FIRST MODIFICATION TO AGREEMENT FOR SALE AND PURCHASE OF
 CERTAIN ASSETS OF UNIVERSAL SEALANT LTD. DATED MARCH 30, 2001,
BETWEEN THE WINNER'S EDGE.COM, INC. AND UNIVERSAL SEALANTS LTD.


    This First Modification to Agreement for Sale and Purchase of Certain Assets of Universal Sealant, Ltd. (the "First Modification") dated March 30, 2001, between The Winner's Edge.com, Inc. (the "Company") and Universal Sealant Ltd. ("Universal") is made and entered into this 4th day of May, 2001, by and between the Company and Universal.

    WHEREAS, the Company and Universal entered into an Agreement for Sale and Purchase of Certain Assets of Universal Sealant Ltd. on
March 30, 2001 (the "Agreement"); and

    WHEREAS, the parties are desirous of modifying the Agreement, as follows:

    1. Paragraph 2.3 shall be modified and the following paragraph substituted in its place, as follows:

         2.3 Any and all copyrights, patents, trademarks, and any other proprietary products inclusive of improvements thereto relating to sealant products currently or previously produced by Industrotech Sales, Ltd. for Universal Sealant, Ltd.

    2.   Paragraph 4.3 shall be added, as follows:

         4.3 A letter from Universal Sealant, Ltd. stating that Universal will provide all sales and marketing services to the Company at no cost to the Company relating to the sale, marketing, and distribution of UniSeal Roof Shield[TM]and any other related products acquired under the Agreement.

    3. All other terms, provisions and paragraphs of the Agreement shall remain unchanged.

    4.   This First Modification may be signed in counterparts.

  Dated this 4th day of May, 2001.

                           THE WINNER'S EDGE.COM, INC.

                           By:/s/ Michael E. Fasci
                              -----------------------------------
                              Michael E. Fasci, Chairman and CEO

                           UNIVERSAL SEALANT LTD.

                           By:/s/ Alan Manus
                              -----------------------------------
                              Alan Manus, President